EXHIBIT 10.01

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [******], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NUMBER NINE
TO THE NON-EXCLUSIVE WHOLESALE DISTRIBUTION AGREEMENT

This AMENDMENT NUMBER NINE TO THE NON-EXCLUSIVE WHOLESALE DISTRIBUTION AGREEMENT (“Amendment”) is made effective as of February 1, 2023 (“Amendment Effective Date”) by and between DexCom, Inc. (“DexCom”) and RGH Enterprises, LLC (“Wholesaler”). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, DexCom and Wholesaler previously entered into that certain Non-Exclusive Wholesale Distribution Agreement entered into by the Parties as of March 12, 2014 (as the same has been and may be amended from time to time, the “Agreement”); and
WHEREAS, DexCom and Wholesaler wish to add new Products as set forth herein; and
WHEREAS, DexCom and Wholesaler desire to further amend the Agreement, as more fully described herein.
AGREEMENT

NOW THEREFORE, DexCom and Wholesaler agree as follows:

1.Paragraph 1.2, Wholesaler Restrictions, shall be appended to include the following:
(e)    WHOLESALER can only sell the Products to Dealers that provide the data as outlined in Exhibits B, E, and F. [******].

2.    Section 2.8, Records and Reports, shall be deleted in its entirety and replaced with the following:

“2.8.(a)        WHOLESALER shall (i) maintain complete and accurate books and records regarding this Agreement and the Products (including, but not limited to records containing the information supplied in the reports provided by WHOLESALER to DexCom as required below), and (ii) permit an independent chartered accountant appointed by DexCom to examine at all reasonable times, and at the expense of DexCom, the accounts and records of the WHOLESALER so far as may be necessary to confirm WHOLESALER's compliance with this Agreement. WHOLESALER agrees to allow DexCom to inspect books, records, and any other documentation required to ensure compliance with the terms of the Agreement.
2.8.(b)        WHOLESALER shall provide DexCom with electronic reports in the format and frequencies as outlined in Exhibits B, E, and F. At DexCom’s request, WHOLESALER agrees to investigate and work in good faith to resolve any identified issues related to completeness, timeliness, or accuracy of records or reports.
2.8 (c)        DexCom reserves the right to perform periodic quality audits at WHOLESALER’s applicable facilities to ensure WHOLESALER’s compliance with its obligations hereunder, including but not limited to WHOLESALER’s Product handling and record-keeping obligations.”

3.A new section 2.12 Covered Entity Status shall be added to the Agreement as follow:

(a)[******].
(b)[******].

4.Paragraph 3.1, Purchase Orders, shall be deleted in its entirety and replaced with the following:

“3.1 Purchase Orders. [******].

3.1.(a)    [******].
3.1.(b)    [******].
3.1.(c)    [******].

5.Paragraph 3.2, Shipping, shall be deleted in its entirety and replaced with the following:

“3.2 Shipping. [******].

6.Shipping Review Process.
a.[******].

7.Paragraph 4.1, Price, shall be deleted in its entirety and replaced with the following:

“4.1 Price. Except as otherwise stated in this Agreement (including any amendments hereto), the Prices payable by Wholesaler for the Products will be as set out on Exhibit A. [******].

7.EXHIBIT A. Exhibit A, Product and Price Schedule, of the Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto. The pricing tables included in Exhibits 1, 2, and 3 are hereby deleted in their entirety and the Exhibit A attached hereto shall also replace the pricing included in the tables within Exhibits 1, 2, and 3 of the Agreement. All other applicable terms of Exhibits 1, 2, and 3 shall remain.
8.EXHIBIT B. Exhibit B, Wholesaler Reports, of the Agreement is hereby amended and restated to the attached Exhibit B, Sales Tracing Data Report– DME Wholesalers.

9.EXHIBIT D. Exhibit D, Data Protection Addendum, attached hereto is hereby added to the Agreement and made a part hereof.

10.EXHIBIT E. Exhibit E, Inventory Data Report – DME Wholesalers, attached hereto is hereby added to the Agreement and made a part hereof.

11.EXHIBIT F. Exhibit F, Secondary Distributor Sales Tracing Data Report – DME Wholesalers, attached hereto is hereby added to the Agreement and made a part hereof.

12.EXHIBIT G. Exhibit G, Rebate, of the Agreement is hereby deleted in its entirety and replaced with the Exhibit G attached hereto.

13.EXHIBIT H. Exhibit H, DME Supplemental Questionnaire, attached hereto is hereby added to the Agreement and made a part hereof and shall be used with WHOLESALER Customers who have not otherwise signed a DME Supplemental Questionnaire as of this Amendment Effective Date in a form substantially similar to this Exhibit H.

14. NO FURTHER MODIFICATION. Except to the extent set forth in this Amendment, all other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Blank;
Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Effective Date.

DexCom, Inc.		RGH Enterprises, LLC dba Cardinal Health at-Home

By:	/s/ Christophe Cantenot	By:	/s/ Erika Wadlinger
Name:	Christophe Cantenot	Name:	Erika Wadlinger
Title:	VP, Finance and Corporate Controller	Title:	VP, Marketing and Portfolio Mgmt
Date:	3/3/2023	Date:	3/3/2023

EXHIBIT A
Product and Price Schedule

EXHIBIT B
Sales Tracing Data Report - DME Wholesalers

EXHIBIT D

Data Protection Addendum

EXHIBIT E
Inventory Data Report - DME Wholesalers

EXHIBIT F

Secondary Distributor Sales Tracing Data Report - DME Wholesalers

EXHIBIT G
Secondary Rebate

EXHIBIT H

DEXCOM, INC.
DME SUPPLEMENTAL QUESTIONNAIRE